Exhibit 10.8

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


         This FIRST AMENDMENT (this "Amendment") dated as of February 10, 2000, is among (a) WASTE INDUSTRIES, INC., a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the "Parent"), and each of the subsidiaries of the Parent (the "Subsidiaries" and together with the Parent, the "Borrowers"), (b) BANKBOSTON, N.A., a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 (acting in its individual capacity, "BKB"), and the other lending institutions listed on the signature pages hereto (collectively, the "Banks"), (c) BANKBOSTON, N.A. as Administrative Agent for the Banks (the "Administrative Agent"), and (d) BRANCH BANKING AND TRUST COMPANY, as Documentation Agent for the Banks (the "Documentation Agent").

         WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Documentation Agent are parties to that certain Revolving Credit Agreement dated as of November 9, 1999 (as amended, the "Credit Agreement");

         WHEREAS, the Parent and the Noteholders (as defined in the Credit Agreement) are parties to certain Purchase Agreements (as defined in the Credit Agreement);

         WHEREAS, pursuant to ss.12.1(p) of the Credit Agreement, the Parent was required to enter into a Conforming Amendment (as defined in the Credit Agreement) to the Purchase Agreements so as to conform certain provisions of the Purchase Agreements to the Credit Agreement;

         WHEREAS, in connection with the execution of the Conforming Amendment, the Borrowers have requested an amendment to ss.7.7 of the Credit Agreement.

         WHEREAS, the Administrative Agent and the Majority Banks have agreed, subject to the satisfaction of the conditions precedent set forth herein, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the Borrowers, the Administrative Agent, the Banks and the Documentation Agent hereby agree as follows:

         ss.1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         ss.2. Amendment to Credit Agreement.

         (a) Section 7.3 of the Credit Agreement is hereby amended by adding the following new clause (h):

                           "(h) other Investments not to exceed the sum of
                  $2,000,000 in the aggregate at any one time outstanding with respect to non-hazardous solid waste collection, transfer, hauling, recycling or disposal businesses, projects, joint-ventures or enterprises or purchase options."
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                                      -2-


         (b) Section 7.7 of the Credit Agreement is hereby amended by deleting ss.7.7 thereto in its entirety and substituting the following new ss.7.7:

                           "7.7 Debt Modification, Etc. The Borrowers will not
                  (i) amend, supplement or otherwise modify the terms of any Subordinated Debt, (ii) pay, redeem or repurchase any Subordinated Debt or (iii) amend, supplement or otherwise modify any event of default or any negative and financial covenant contained in the Noteholders' Debt (other than the Conforming Amendment) without the consent of the Majority Banks. Prior to any principal payment or prepayment of the Noteholders' Debt, the Borrowers shall deliver to the Administrative Agent a certificate setting forth in reasonable detail computations evidencing the pro forma effect of the contemplated payment on the Borrowers' compliance with the covenants contained in ss.8 hereof."

         ss.3. Special Waiver of ss.12.1(p)(iv) of the Credit Agreement. The Administrative Agent and the Majority Banks hereby agree that the Borrowers' obligations under ss.12.1(p)(iv) of the Credit Agreement (delivery of Conforming Amendment within thirty (30) days after the Closing Date) shall be waived effective as of the date that the conditions in ss.5 hereof are satisfied.

         ss.4. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:

         (a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

         (b) The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the corporate authority of each of the Borrowers,
(ii) have been duly authorized by all necessary corporate proceedings or actions by each of the Borrowers, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers are subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers, and (iv) do not conflict with any provision of the corporate charter, by-laws or any agreement or other instrument binding upon any of the Borrowers.

         (c) This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents to which each of the Borrowers is a party constitute the legal, valid and binding obligations of each of the Borrowers (as the case may be) enforceable against each such Person in accordance with their respective terms.

         ss.5. Conditions to Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of the following:

         (a) any original counterpart signature (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrowers and the Majority Banks; and
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                                      -3-


         (b) a copy of the duly executed Conforming Amendment, which shall be in form and substance satisfactory to the Administrative Agent in all respects.

         ss.6. Costs and Expenses. The Borrowers acknowledge and agree that the reasonable costs and expenses incurred by the Administrative Agent (including attorneys' fees) in the preparation, negotiation and execution of this Amendment and the other documents and instruments contemplated hereby are for the account of the Borrowers as provided in ss.15 of the Credit Agreement.

         ss.7. Miscellaneous Provisions.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTACT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                     WASTE INDUSTRIES, INC.
                                     KABCO OF NORTH CAROLINA, INC.
                                     WASTE ENTERPRISES, INC.
                                     WASTE INDUSTRIES EAST, INC.
                                     NORTH MECKLENBURG SANITATION, INC.
                                     WASTE INDUSTRIES SOUTH, INC.
                                     WASTE INDUSTRIES OF GEORGIA, INC.
                                     ECO SERVICES, INC.
                                     WI-ACS, INC.
                                     DUMPSTERS, INC.
                                     RELIABLE TRASH SERVICE, INC.
                                     RAILROAD AVENUE DISPOSAL, INC.
                                     TRANS WASTE SERVICES, INC.
                                     CURB APPEAL NEW HOME SERVICES, INC.
                                     OLD KINGS ROAD SOLID WASTE, INC.
                                     WASTE INDUSTRIES OF TENNESSEE, LLC
                                     WASTE SERVICES OF DECATUR, LLC
                                     LIBERTY WASTE LENDING COMPANY, LLC
                                     WASTE INDUSTRIES OF VIRGINIA, LLC
                                     QUICK-WAY SALVAGE, INC.
                                     S&S ENTERPRISES, INC.
                                     SOUTHERN WASTE SERVICES, INC.
                                     SOUTHERN WASTE OF ALABAMA, INC.




                                     By: _______________________________________
                                     Name:
                                     Title:

                                     BANKBOSTON, N.A., individually and as
                                     Administrative Agent




                                     By: _______________________________________
                                     Name:


                                     BRANCH BANKING AND TRUST COMPANY,
                                     individually and as Documentation Agent




                                     By: _______________________________________
                                     Name:
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                                            COMERICA BANK




                                            By: ________________________________
                                            Name:


                                            WACHOVIA BANK, N.A.




                                            By: ________________________________
                                            Name:


                                            FIRST UNION NATIONAL BANK




                                            By: ________________________________
                                            Name:


                                            CITIZENS BANK OF MASSACHUSETTS (as
                                            successor to USTRUST)




                                            By: ________________________________
                                            Name:  Errin Siagel


                                            CENTURA BANK




                                            By:_________________________________
                                            Name:


                                            BANK AUSTRIA CREDITANSTALT
                                            CORPORATE FINANCE, INC.




                                            By: ________________________________
                                            Name: